Derivative Liability and Far Value Measurement	6 Months Ended
Feb. 29, 2020
Derivative Liability, Fair Value, Amount Not Offset Against Collateral [Abstract]
Derivative Liability and Far Value Measurement

Note 12. Derivative Liability and Far Value Measurement

Upon the issuance of certain convertible notes payable, the Company determined that the features associated with the embedded conversion option embedded in the notes payable should be accounted for at fair value, as a derivative liability, as the Company cannot determine if a sufficient number of shares would be available to settle all potential future conversion transactions.

At the issuance date of the convertible notes payable, the Company estimated the fair value of the embedded derivatives of $847,987 using the Black-Scholes Pricing Model based on the following assumptions: (1) dividend yield of 0%, (2) expected volatility of 391.42% to 398.53%, (3) weighted average risk-free interest rate of 0.86 to 1.60%, (4) expected life of one to three years and (5) estimated fair value of the Company's common stock of $0.23 to $1.07 per share.

On February 29, 2020, the Company estimated the fair value of the embedded derivatives of $664,562 using the Black-Scholes Pricing Model based on the following assumptions: (1) dividend yield of 0%, (2) expected volatility of 389.74%, (3) weighted average risk-free interest rate of 0.86% to 1.37%, (4) expected life of 0.18 to 2.00 years, and (5) estimated fair value of the Company's common stock of $0.23 per share.

The Company adopted the provisions of ASC 825-10, Financial Instruments ("ASC 825-10"). ASC 825-10 defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and considers assumptions that market participants would use when pricing the asset or liability, such as inherent risk, transfer restrictions, and risk of nonperformance. ASC 825-10 establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 825-10 establishes three levels of inputs that may be used to measure fair value:

●	Level 1 — Observable inputs that reflect quoted market prices (unadjusted) for identical assets and liabilities in active markets;

●	Level 2 — Observable inputs, other than quoted market prices, that are either directly or indirectly observable in the marketplace for identical or similar assets and liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets and liabilities; and

●	Level 3 — Unobservable inputs that are supported by little or no market activity that are significant to the fair value of assets or liabilities.

All items required to be recorded or measured on a recurring basis are based upon Level 3 inputs.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement is disclosed and is determined based on the lowest level input that is significant to the fair value measurement.

The Company recognizes its derivative liabilities as Level 3 and values its derivatives using the methods discussed below. While the Company believes that its valuation methods are appropriate and consistent with other market participants, it recognizes that the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different estimate of fair value at the reporting date. The primary assumptions that would significantly affect the fair values using the methods discussed are that of volatility and market price of the underlying common stock of the Company.

As of February 29, 2020, the Company did not have any derivative instruments that were designated as hedges.

Items recorded or measured at fair value on a recurring basis in the accompanying financial statements consisted of the following items as of February 29, 2020 and August 31, 2019:

	February 29, 2020	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Derivative liability	$664,562	$-	$-	$664,562

	August 31, 2019	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Derivative liability	$-	$-	$-	$-

The following table provides a summary of changes in fair value of the Company's Level 3 financial liabilities for the six months ended February 29, 2020:

Balance, August 31, 2019	$-
Transfers in due to issuance of convertible promissory notes	847,987
Transfers out due to conversions of convertible promissory notes	-
Mark to market to February 29, 2020	(183,425)
Balance, February 29, 2020	$664,562
Gain on change in derivative liability for the six months ended February 29, 2020	$183,425

Fluctuations in the Company's stock price are a primary driver for the changes in the derivative valuations during each reporting period. As the stock price increases for each of the related derivative instruments, the value to the holder of the instrument generally increases, therefore increasing the liability on the Company's balance sheet. Additionally, stock price volatility is one of the significant unobservable inputs used in the fair value measurement of each of the Company's derivative instruments. The simulated fair value of these liabilities is sensitive to changes in the Company's expected volatility. Increases in expected volatility would generally result in higher fair value measurement. A 10% change in pricing inputs and changes in volatilities and correlation factors would not result in a material change in our Level 3 fair value.